EXHIBIT 10.1

                           DEBT RESTRUCTURE AGREEMENT
                                  BY AND AMONG
                          GREEN SHIELD MANAGEMENT CO.,
                           TIMELESS INVESTMENTS LTD.,
                                       AND
                           NEWMARKET TECHNOLOGY, INC.


     This Debt Restructure Agreement ("Agreement") is entered into by and among NewMarket Technology, Inc., a Nevada Corporation ("NMKT"), Green Shield Management Co. ("GS") and Timeless Investments, Ltd. ("TI"), as of __ October, 2009 (the "Effective Date"). NMKT, GS and TI may each be referred to herein as a "Party" and may collectively be referred to herein as the "Parties."


                                   WITNESSETH:

WHEREAS: TI is the holder of $1,500,000 in notes participation ("Note Participation") purchased from Valens Offshore and Valens SPV on or about October 9, 2009; and,

WHEREAS: GS is the holder (or manager of holdings) of $500,000 in Note Participation purchased from Valens Offshore and Valens SPV and assigned to GS as of October 9, 2009; and,

WHEREAS: NMKT's Articles of Incorporation authorize 10,000,000 shares of preferred stock ("Preferred Stock"), of which 4,577 are issued and outstanding on the date hereof, including a series of convertible preferred stock known as the Series J Convertible Preferred Stock ("Series J Shares") and

WHEREAS: NMKT has expressed an interest in converting the debt held or managed by GS and by TI into equity of NMKT, and GS and TI have agreed to the same; and,

WHEREAS: The Parties now desire to exchange and convert the debt represented by the above referenced Note Participation of NMKT held, managed or controlled by GS and by TI, respectively, into Series J Shares as stated hereinafter.

NOW THEREFORE: In consideration of the foregoing premises and the following promises contained herein and for other good and valuable consideration exchanged among the Parties, the receipt and sufficiency of which are hereby acknowledged by each, the Parties covenant and agree as follows:

1. TI hereby elects and agrees to exchange and convert all of its Note Participation into 1,500 Series J Shares, which conversion shall be effective upon issuance of the Series J Shares required hereby. All interest, fees and penalties due under the Note Participation shall be canceled, forgiven or waived, as applicable, upon TI's receipt of the 1,500 Series J Shares.

2. GS hereby elects and agrees to convert all of its Note Participation into 500 Series J Shares, which conversion shall be effective upon issuance of the Series J Shares required hereby. All interest, fees and penalties due under the Note Participation shall be canceled, forgiven or waived, as applicable, upon GS's receipt of the said 500 Series J Shares.

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3.   GS and TI hereby  agree to waive and forgive any unpaid  interest,  fees or penalties due under the Note Participation from the beginning of time up until execution hereof. TI shall cancel all security interests in the Note Participation and release all collateral of any kind that secures the Note Participation immediately upon receipt of its Series J Shares. Legal
     counsel  for  NWMT  will  prepare  and  deliver  to  TI  such   termination
     statements, releases and/or cancellation documents as may be necessary to release all the said collateral, which TI will immediately (but in any event within three (3) business days) execute and return to NWMT per its instructions.

4. Time is of the Essence. The times for performance of the various obligations in this Agreement are essential due to the obligations and expenditures of the Parties. If a specific time is not specified, performance shall be prompt and with due regard to the conditions of performance of other parties in reliance thereon.

5. Cooperation and Further Assurances. Approvals required by any Party shall not be unreasonably withheld or delayed. The Parties each agree to execute and deliver such documents and to perform such other acts, promptly upon request by another Party, which are, in the requesting Party's reasonable judgment, necessary or appropriate to effectuate the purposes and intent of this Agreement.

6. Binding Effect. This Agreement shall inure to the benefit of and shall be binding on the Parties and their respective successors and assigns.

7. Notices. All notices, certificates, requests, or other communications required hereunder shall be sufficient only if given in writing and shall be deemed to have been duly given when delivered in person, sent by a nationally recognized courier which can track and verify delivery, or three
     (3) days after sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  To GS:            Green Shield Management Co.
                                    318 North Carson Street, Suite 214
                                    Carson City, Nevada 89701
                                    Fax no. (775) 882-8628

                  To NMKT:          NewMarket Technology, Inc.
                                    14860 Montfort Drive, Suite 210
                                    Dallas, Texas 75254
                                    Fax no. (972) 386-3372

                  To TI:            Timeless Investments, Ltd.
                                    Hibernian House
                                    Leeward Highway
                                    Providenciales
                                    Turks & Caicos Islands, BWI
                                    Attn: Hugh G. O'Neill
                                    Tel. 1.649.946.4514
                                    Fax no. 1.649.946.4955

     Either Party hereunder may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests, or other communications shall be sent.

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8.   Authority  and  Capacity to Execute.  Each person  signing  this  Agreement represents and warrants that he or she has complete authority and legal capacity to execute and enter into this Agreement on behalf of the Party for which he or she is signing, and agrees to defend, indemnify and hold harmless all other Parties if that authority or capacity is challenged.

9. Knowing and Voluntary Agreement. The Parties each represent and warrant that they have read this Agreement and they understand it. The Parties each acknowledge and agree that they had a full and fair opportunity to consult with legal counsel of their own choosing in the negotiation, drafting and execution of this Agreement. In entering into this Agreement, each Party understands and agrees that it does so of its own free will, relying wholly upon its own individual judgment and the advice of its own legal counsel, and that it has not been influenced to any extent whatsoever by any representations or statements made by the Parties, persons, firms, or corporations which are hereby released, or by any person or persons representing, affiliated with or employed by any Party to this Agreement.

10. No Drafting Party. No Party shall be deemed to be the "drafting party" of this Agreement and, consequently, this Agreement shall be construed as a whole, according to its fair meaning and intent, and not strictly for the benefit of or detriment to one Party or the other.

11. Interpretation. The captions and headings of the various sections or provisions in this Agreement are solely for the convenience of the Parties and for reference, and shall not be construed in any way to interpret, define or limit the content of any provision or section hereof. In interpreting this Agreement, when applicable the singular form of any word shall mean or apply to the plural and the feminine form shall mean to apply to the masculine, and visa versa.

12. Integration. This Agreement represents the entire a greement among the Parties, it supercedes all prior negotiations and agreements, and no state-ments, promises, or inducements made by any Party hereto not contained in this instrument shall be valid or binding.

13. Amendments and Modifications. No change, amendment, or modifications to or extension of or waiver of any provisions of or consent provided under this Agreement shall be valid unless such change, amendment, modification, extension, consent, or waiver is in writing and signed by all the Parties to this Agreement, or, in the case of consent or waiver, by the Party granting the same.

14. Severability. In case any section or provision of this Agreement, or in case any covenant, stipulation, obligation, agreement, act or action, or part thereof, made, assumed, entered into, or taken under this Agreement, or any application thereof, is, for any reason, held to be illegal or invalid, or is at any time inoperable by reason of any law, or actions thereunder, such illegality or invalidity or inoperability shall not affect the remainder thereof or any covenant, stipulation, obligation, agreement, act or action, or part thereof, made, assumed, entered into or taken under this Agreement, which shall, at the time, be construed and enforced as if such legal or invalid or inoperable portion were not contained therein.

15. Governing Law; Jurisdiction and Venue. This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada without reference to its choice of law or conflict of law provisions. Any litigation instituted by a Party against another Party shall be filed and prosecuted only in the jurisdiction of the non-filing Party or Parties (and

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     in the case of GS as a  non-filing  Party to  litigation,  only in Raleigh,
     North Carolina USA and no other place), and each Party agrees that such courts are the required venue for the litigation of any dispute that may arise or result from this Agreement, unless all Parties agree otherwise in writing in a specific instance.

16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Facsimile or electronically trans-mitted signatures shall be deemed to be effective as originals.


IN WITNESS WHEREOF: The Parties have executed and entered into this Agreement as of the last date written below.


TIMELESS INVESTMENTS, LTD.

                   By:  _____________________________________________
         Printed Name:  _____________________________________________
                Title:  _____________________________________________
                 Date:  _____________________________________________


NEWMARKET TECHNOLOGY, INC.

                   By:  _____________________________________________
         Printed Name:  _____________________________________________
                Title:  _____________________________________________
                 Date:  _____________________________________________


GREEN SHIELD MANAGEMENT CO.
                   By:  _____________________________________________
         Printed Name:  _____________________________________________
                Title:  _____________________________________________
                 Date:  _____________________________________________